UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported):          September 29, 2006


                                 TWL CORPORATION
                   __________________________________________
             (Exact name of registrant as specified in its charter)

                Utah                     0-8924             73-0981865
        _____________________        _____________        ______________
     (State or other jurisdiction     (Commission       (I.R.S. Employer
           of incorporation)          File Number)     Identification No.)

        4101 International Parkway Carrollton, Texas        75007
             _________________________________          ___________
          (Address of principal executive offices)       (Zip Code)


   Registrant's telephone number, including area code:          (972) 309-4000

                          Trinity Learning Corporation
                 ______________________________________________
           Former name or former address, if changed since last report

                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     TWL Corporation (the "Company") filed Articles of Amendment ("Articles") with the Secretary of State of the State of Utah, effective as of September 29, 2006. The Articles were filed to effect a name change of the Company from Trinity Learning Corporation to TWL Corporation and to increase the authorized common stock of the Company from 100,000,000 shares to 750,000,000 shares. The Articles are attached hereto as Exhibit 3(i).1

     In addition the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware, effective as of September 12, 2006, to effect a name change of its subsidiary Trinity Workplace Learning Corporation to TWL Knowledge Corporation.

ITEM  9.01   FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)     Financial  statements  of  business  acquired.

     Not  applicable.

(b)     Pro  Forma  Financials  statements.

     Not  applicable.

(c)     Shell  company  transactions.

     Not  applicable.

(d)     Exhibits.

Exhibit
Number                               Description
------                               -----------

3(i).1 Articles  of  Amendment filed on September 29, 2006 with the Secretary of
       State  of  the  State  of  Utah.  (Filed  herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TWL Corporation

October  4,  2006      By:  /s/  Dennis  J.  Cagan
                            ----------------------
                     Name:  Dennis  J.  Cagan
                    Title:  Chief  Executive  Officer